UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SIGMATRON INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

September 20, 2024

Notice of Annual Stockholders Meeting:

You are hereby notified that the 2024 Annual Meeting of Stockholders of SigmaTron International, Inc. (the “Company”) will be held at the offices of SigmaTron International, Inc., located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Tuesday, October 22, 2024, for the following purposes:

1.	To elect three Class I Directors to hold office until the 2027 Annual Meeting.

2.	To consider a proposal to ratify the selection of BDO USA, P.C. as registered public accountants of the Company for the fiscal year ending April 30, 2025.

3.	To provide, on an advisory basis, approval of compensation of the Company’s Named Executive Officers.

4.	To provide, on an advisory basis, a recommendation regarding the frequency of future advisory votes on executive compensation.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on August 23, 2024, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and/or adjournments or postponements thereof.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, please mark, date, sign and return the enclosed proxy card in the envelope provided.

By Order of the Board of Directors

James J. Reiman

Secretary

SIGMATRON INTERNATIONAL, INC.

2201 Landmeier Road

Elk Grove Village, IL 60007

2024 ANNUAL MEETING OF STOCKHOLDERS

October 22, 2024

PROXY STATEMENT

General

This Proxy Statement and the accompanying proxy are furnished to stockholders of SigmaTron International, Inc. (the “Company,” “we,” or “us”) in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2024 Annual Meeting of Stockholders or any adjournment or postponement thereof (sometimes referred to herein as the “Meeting” or the “Annual Meeting”) to be held at the offices of the Company, located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Tuesday, October 22, 2024, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement, the form of proxy card included herewith, and the Company’s Annual Report to Stockholders for the fiscal year ended April 30, 2024 are being mailed to stockholders on or about September 20, 2024.

The purpose of the meeting is to consider a vote upon proposals to (i) elect three Class I Directors to hold office until the 2027 Annual Meeting, (ii) ratify the selection of BDO USA, P.C. as the Company’s registered public accountants for the fiscal year ending April 30, 2025, (iii) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, (iv) approve, on an advisory basis, the frequency of future advisory votes on executive compensation and (v) transact such other business as may properly come before the Meeting.

You are urged to attend the Annual Meeting in person. Whether or not you expect to be present in person at the Annual Meeting, we encourage you to vote in advance of the Annual Meeting by signing, dating and returning the enclosed proxy card in the envelope provided.

Questions and Answers about Voting and the Annual Meeting

When and where is the Meeting?

The Meeting will be held at the offices of the Company, located at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, at 10:00 a.m. local time, on Tuesday, October 22, 2024.

Who can attend the Meeting?

Only stockholders of record (that is, those who hold their shares in certificate form or whose shares are registered in their name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company), may attend the Meeting. If you hold your shares in “street name” (not registered in your name) you must obtain and bring to the Meeting a proxy signed by the record holder giving you the right to vote the shares on their behalf and provide evidence of stock holdings, such as a recent brokerage account or bank statement.

To attend the Meeting in person you must present photo identification, such as a driver’s license.

Who can vote at the Meeting?

Stockholders of record as of the close of business on August 23, 2024, are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 6,119,288 shares of common stock, par value $.01 per share. In deciding all matters presented to the stockholders for a vote at the Meeting, each holder of common stock shall be entitled to one vote, in person or by proxy, for each outstanding share of common stock held on the record date.

What is the quorum required for the Meeting to be held?

In order to carry on the business of the Meeting, we must have a quorum. This means the presence, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

How can I vote if I am the record holder of my shares?

If you are a stockholder of record (that is, if you hold your shares in certificate form or if your shares are registered in your name on the books of the Company’s transfer agent, American Stock Transfer and Trust Company, as of the close of business on the record date), you can vote your shares on the items presented at the Meeting or by proxy in the following ways:

1.

In Person – Written ballots will be available at the Meeting if you attend the Meeting in person and wish to vote your shares at the Meeting. If you vote in advance and also attend the meeting, you do not need to vote again at the Meeting unless you want to change your vote.

2.	By Mail – You can vote by mail by signing, dating and mailing the enclosed proxy card.

How can I vote if my shares are held beneficially through a broker or other nominee?

If you hold your shares in “street name” (not registered in your name), you are a beneficial owner of shares held in “street name,” and a proxy card or voting instruction form has been forwarded to you by your broker or other nominee. You have the right to direct your broker or other nominee on how to vote your shares by following the instructions on the proxy card or voting instruction form, which generally provides four ways to vote:

1.

By Internet – You may vote by proxy via the Internet by visiting the website and entering the control number found on the proxy card or voting instruction form provided by your broker or other nominee.

2.	By Mail – You may vote by proxy by filling out the proxy card or voting instruction form provided by your broker or other nominee and returning it in the envelope provided.

3.	By Telephone – You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.

4.

By Attending the Meeting – If you want to attend and vote in person at the Meeting, you must obtain a legal proxy from your broker or other nominee and present it at the Meeting along with proper evidence of stock holdings, such as a recent brokerage account or bank statement.

If you are a beneficial owner and your shares are held in street name, you must contact your broker or other nominee to revoke your proxy.

If you hold your shares in street name and do not submit voting instructions to your broker or other nominee, your broker or other nominee may still be permitted to vote your shares in certain cases. Brokers may vote your shares as described below.

•

Non-Routine Matters. If the beneficial owner does not provide voting instructions as to “non-routine matters” (such as, as relevant to the Meeting, the election of directors and the advisory votes on executive compensation and the frequency of that vote), then the broker or other nominee is not permitted to vote on behalf of the beneficial owner on that matter (“Broker Non-Votes”).

•

Routine Matters. If the beneficial owner does not provide voting instructions as to a “routine matter” (such as, as relevant to the Meeting, ratification of the appointment of the Company’s independent auditors), then the broker or other nominee may vote uninstructed shares on behalf of the beneficial owner with respect to that proposal in their discretion.

What are my voting options and what is the impact of abstentions and broker non-votes with respect to each of the proposals?

Proposal	Voting Options	Impact of Abstentions and Broker Non-Votes
Election of the three Class I Directors	For each nominee, you may vote “For” or “Withhold”.	Abstentions and Broker Non-Votes will have no impact.

Ratification of BDO USA, P.C. as the Company’s registered public accountants for the fiscal year ending April 30, 2025	For this proposal, you may vote “For,” “Against” or abstain.	Abstentions and Broker Non-Votes will have no impact.

Approve, on an advisory basis, the compensation of the Company’s Named Executive Officers	For this proposal, you may vote “For,” “Against” or abstain.	Abstentions and Broker Non-Votes will have no impact.

Approve, on an advisory basis, the frequency of future advisory votes on executive compensation	For this proposal, you may vote “For” either “1 year,” “2 years,” “3 years” or abstain.	Abstentions and Broker Non-Votes will have no impact.

What is the vote required to elect directors?

The three Class I Directors will be elected by a plurality of the votes cast present in person or by proxy and entitled to vote at the Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Meeting.

What is the vote required to adopt all other proposals on the agenda?

The ratification of each of the selection of auditors and the non-binding, advisory vote on the proposal related to the vote on the compensation of the Company’s Named Executive Officers requires an affirmative vote by a majority of the votes cast by stockholders present at the Meeting in person or by proxy and entitled to vote at the Meeting. The non-binding, advisory recommendation of the stockholders regarding the frequency of holding future advisory votes on executive compensation requires an affirmative majority of votes cast by stockholders present at the Meeting and entitled to vote; however, if none of the options receives a majority vote, then the Company will consider that the stockholders have recommended the option (1, 2 or 3 years) that receives the greatest number of votes cast.

Any other matters submitted for stockholder approval at the Meeting will be decided by a majority of the votes cast by the stockholders constituting a quorum at the Meeting unless such matter is one for which an express provision of the General Corporation Law of the State of Delaware, the Certificate of Incorporation of the Company or the Nasdaq rules requires a different vote, in which case such different vote will decide the matter.

Will my shares be voted if I do not return my proxy or provide my voting instruction?

If you do not attend and vote your shares at the Meeting or vote by proxy, your shares will not be voted. If you do not indicate on your proxy card how you wish to vote, the shares represented by your proxy card will be voted (i) FOR the election of each nominee named under the caption “Nominees for Election as Class I Directors at the Meeting” as set forth therein as a Director of the Company, (ii) FOR the ratification of the selection of BDO USA, P.C. as the Company’s registered public accountants, (iii) FOR the advisory vote on the approval of the compensation of the Company’s Named Executive Officers, and (iv) FOR a three-year frequency of advisory votes on executive compensation.

Can I change my vote after I return my proxy card?

Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above address) or at the Meeting if the stockholder attends in person. A later dated proxy will revoke a prior dated proxy.

Who bears the costs and expenses relating to this proxy solicitation?

All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited on behalf of the Company by Directors, Officers, and Employees of the Company by telephone, e-mail, or telecopy. The Company will reimburse brokers and others holding common stock as nominees for their expenses in sending proxy material to the beneficial owners of such common stock and obtaining their proxies.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on October 22, 2024.

The Proxy Statement and Annual Report are available at http://www.sigmatronintl.com

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, the proxy holders will vote in their discretion on such matters.

The information contained in this Proxy Statement relating to the occupations and security holdings of Directors and Officers of the Company and their transactions with the Company is based upon information received from each individual as of September 3, 2024.

1. ELECTION OF DIRECTORS

The Company’s Board of Directors consists of seven directors being: (1) Gary R. Fairhead; (2) Linda K. Frauendorfer; (3) Bruce J. Mantia; (4) John P. Sheehan (5) Paul J. Plante; (6) Thomas W. Rieck; and (7) Dilip S. Vyas. Pursuant to the Company’s Certificate of Incorporation, the Board of Directors is divided into three classes of Directors, each serving overlapping three-year terms. On December 5, 2023, Mr. Rieck was re-classified as a Class II Director when he resigned as a Class I Director and was appointed by the Board of Directors as a Class II Director to fill a vacancy. On July 3, 2024, upon the recommendation of the Nominating Committee of the Company’s Board of Directors, the Board of Directors appointed John P. Sheehan as a Class I Director to fill the vacancy caused by the re-classification of Mr. Rieck as a Class II Director. The term of the Class I Directors (Ms. Frauendorfer, Mr. Mantia and Mr. Sheehan) expires in 2024. The term of the Class II Directors (Mr. Plante and Mr. Rieck) expires in 2025. The term of the Class III Directors (Messrs. Fairhead and Vyas) expires in 2026. All Directors of each class will hold their positions until the annual meeting of stockholders in the year indicated above, at which time the term of the Directors in such class expires, or until their respective successors are elected and qualified, subject in all cases to any such Director’s earlier death, resignation, or removal.

The Board of Directors has determined that each of the Directors of the Company, with the exception of Mr. Fairhead, Mr. Sheehan and Ms. Frauendorfer, is independent under the Nasdaq Stock Market, Inc. (“Nasdaq”) listing standards and the rules of the SEC.

Nominees for Election as Class I Directors at the Meeting

If a quorum is present at the Meeting, three Class I Directors will be elected by a plurality of the votes cast by the stockholders constituting a quorum at the Meeting, each to serve until the 2027 Annual Meeting of Stockholders or until such Director’s successor shall be elected and qualified, subject to such Director’s earlier death, resignation, or removal. Abstentions and Broker Non-Votes will have no effect on the vote. Shares represented by executed proxies will be voted, if the authority to do so is not withheld, for the election of each of the three nominees named below. The stockholders do not have cumulative voting rights with respect to the election of Directors. The following persons have been nominated for election at the Meeting as Class I Directors:

Name
Bruce J. Mantia Independent Director Age: 77 Director Since: 2011	Bruce J. Mantia has served as a Director of the Company since August 2011. He is a stockholder of the Company. Mr. Mantia has been the Chairman of the Compensation Committee since August 2011 and a member of the Audit Committee since September 2022. Mr. Mantia worked for the accounting firm, Ernst & Young, starting in 1973, serving in various capacities until his retirement in June 2005. Mr. Mantia provided audit services primarily to publicly held companies. Mr. Mantia served in various roles in Ernst & Young’s national office, including as a member of the Operating Committee, as National Director of Total Quality Management, and National Director and Vice-Chair of Human Resources. He served as Office Managing Partner of the Stamford, Connecticut office from February 1997 to June 2005. From July 2005 through October 2007, Mr. Mantia served as a consultant to Ernst & Young. Mr. Mantia was a member of the Chicago 2016 Olympic Committee management team from November 2006 to July 2007, serving as its acting Chief Financial Officer during that period. Mr. Mantia holds a Bachelor of Science degree in Accounting from the University of Illinois at Chicago. The Board of Directors believes Mr. Mantia’s extensive business and financial background, local and national management experience, and his experience with the auditing of public companies make him well-qualified to serve as a Director.

Name

Linda K. Frauendorfer Director Age: 63 Director Since: 2011	Linda K. Frauendorfer has served as a Director of the Company since August 2011. Ms. Frauendorfer served as Chief Financial Officer of the Company from February 1994 to October 2021 when she retired, and previously as the Corporate Controller from June 1991 through January 1994. She is a stockholder of the Company. Ms. Frauendorfer continues to serve the Company on a consulting basis. Ms. Frauendorfer’ s public company experience includes all aspects of the U.S. and foreign accounting and finance functions, corporate governance and regulatory compliance, foreign operations, SEC compliance, investment and commercial banking, mergers and acquisitions, stockholder relations and human resources. Ms. Frauendorfer holds a Bachelor of Science, Business Administration degree from The Ohio State University and received her Master Board Certification and Director Professionalism Education Certification from the National Association of Corporate Directors, Chicago. The Board of Directors believes Ms. Frauendorfer’ s extensive business and financial background, her long tenure as the Company’s Chief Financial Officer, and her extensive experience in corporate governance, regulatory compliance, SEC compliance, and stockholder relationships make her well-qualified to serve as a Director.

John P. Sheehan Age: 63 Director Since: 2024	John P. Sheehan has been employed by SigmaTron International, Inc. since its formation. Initially serving in the capacity of corporate controller, for many years Mr. Sheehan served as the Company’s Vice President of Supply Chain with responsibility for material quotations, procurement, inventory management systems, and related logistics for all 7 of the Company’s operations. The Company’s Taiwan International Procurement Office and Compliance Center were also part of his responsibilities. Managing supply chain issues led to Mr. Sheehan working closely with many of the Company’s largest customers navigating challenges and building cooperative and mutually beneficial business relationships. In January of 2023, Mr. Sheehan was promoted to President of the Company. In his role as President, Mr. Sheehan has focused on revenue growth and profitability, cost management and productivity, and the complimentary sharing of resources between operations. Mr. Sheehan holds a Bachelor of Science degree in Accounting from Northern Illinois University and is a non-practicing CPA. Mr. Sheehan is a stockholder of the Company. The Board of Directors believes Mr. Sheehan’s extensive business, operations management, and financial background, in addition to his lengthy tenure as an executive of the Company, make him well qualified to serve as a Director.

The Board of Directors recommends that you vote in favor of the three nominees above:

The Board of Directors knows of no reason why any of the forgoing three nominees will be unavailable or will decline to serve, but, in the event of any such unavailability, the proxy holders will vote any proxy card in favor of such nominees as the Board of Directors may recommend. The enclosed proxy card cannot be voted for more than three persons.

Directors Whose Terms Extend Beyond the Meeting
Gary R. Fairhead Age: 72 Director Since: 1993	Gary R. Fairhead has served as the Chief Executive Officer and a Director of the Company since its formation in November 1993, as President from November 1993 to October 2021 and then from August 2022 until January 2023, and Chairman of the Board of Directors of the Company since August 2011. He stepped down from the position of President effective October 13, 2021. He remains Chairman of the Board and Chief Executive Officer of the Company.

Directors Whose Terms Extend Beyond the Meeting
He was Chairman of the Board and sole director of Wagz, Inc., from December 31, 2021, to March 31, 2023. He is a stockholder of the Company. Mr. Fairhead also currently serves as a Trustee of Central States Joint Board Health and Welfare Trust Fund. Mr. Fairhead holds a Bachelor’s of Science degree from Purdue University and Master’s degree in Industrial Administration from the Krannert School of Business, Purdue University. The Board of Directors believes Mr. Fairhead’s extensive business, management, and financial background, in addition to his lengthy tenure as Chief Executive Officer and a Director of the Company, make him well qualified to serve as a Director. Gary R. Fairhead and Gregory A. Fairhead are brothers. Gregory A. Fairhead serves as Executive Vice President and Assistant Secretary of the Company.

Dilip S. Vyas Lead Independent Director Age: 76 Director Since: 1993	Dilip S. Vyas has served as a Director of the Company since the formation of the Company in November 1993. He is a stockholder of the Company. He has served on the Audit Committee, is currently the Company’s Lead Independent Director and has served as Chairman of the Nominating Committee and member of the Compensation Committee since August 2011. Mr. Vyas was a Director of and the Vice President, Business Development, and Chief Financial Officer of Circuit Systems, Inc., a printed circuit board manufacturer, from 1981 to 2001. Mr. Vyas managed virtually all aspects of accounting and finance and many of the operations of this publicly traded company, including bank relations, purchasing, production plans, and scheduling and design and maintenance of information systems, human resource management, and stockholder relations. Mr. Vyas also served as a member of the Board of Directors of Circuit Systems India, a printed circuit board manufacturer, listed on the India stock exchange, from November 2007 to January 2012. Mr. Vyas holds a Bachelor of Engineering degree from the University of Gujarat in India and a Master of Business Administration degree from the University of Illinois at Chicago. The Board of Directors believes Mr. Vyas is well qualified to serve as a Director because of his long tenure as a Director of the Company, the customer relationships he maintains within the electronic manufacturing service industry, and his business, management, and financial background.

Thomas W. Rieck Independent Director Age: 79 Director Since: 1993	Thomas W. Rieck has served as a Director of the Company since its formation in November 1993. At that time, he was a Director and Secretary of Circuit Systems, Inc., a circuit board maker located in Elk Grove Village, Illinois, which acted as a supplier to the Company. He has served on the Nominating Committee and is presently Chairman of the Audit Committee and the Company’s Audit Committee financial expert. Prior to the time of the Company’s initial public offering and since such offering to 2014, he was President of Rieck and Crotty P.C., a Chicago law firm. He concentrated his practice in the representation of private and public corporations in all aspects of corporate law, including, but not limited to, securities, tax, and transactional matters. He has served on the Board of Directors of numerous public and private companies. He holds a Bachelor’s degree in accounting from the University of Notre Dame, a Certified Public Accounting degree from the University of Illinois, and a law degree from Northwestern University. He is a stockholder of the Company. The Board of Directors believes Mr. Rieck’s extensive legal, business, and financial background, including his status as an audit committee financial expert, make him well-qualified to serve as a Director.

Directors Whose Terms Extend Beyond the Meeting

Paul J. Plante Independent Director Age: 66 Director Since: 2011 Other Public Board(s): Richardson Electronics	Paul J. Plante has served as a Director of the Company since August 2011. Mr. Plante has been a member of the Audit and Compensation Committees since August 2011. He is a stockholder of the Company. From December 2008 to March of 2020 Mr. Plante was the President and owner of Florida Fresh Vending, LLC., a privately held company, with vending machines throughout Florida. The business was sold to Cardinal Vending and Markets in March 2020. In October 2011, Mr. Plante began serving as a member of the Board of Directors of Richardson Electronics Ltd., a publicly traded company. Richardson Electronics provides engineered solutions, power grid and microwave tubes and related consumables and customized display solutions. Mr. Plante served from February 2007 to May 2008, as Vice President – Medical Industry Solutions of Kimball Electronics Group, an electronic manufacturing services company that serves, among others, the medical industry. From September 1986 through February 2007, Mr. Plante served in various capacities for Reptron Electronics, Inc., a publicly traded electronic manufacturing and distribution services company located in Tampa, Florida, until its acquisition by Kimball Electronics Group. He holds a Bachelor’s Degree in Accounting from Michigan State University and a Master’s of Business Administration from the University of South Florida. The Board of Directors believes Mr. Plante’s extensive history of management and business experience, particularly in the customized electronics and manufacturing industry, coupled with his financial background, make him well-qualified to serve as a Director.

CORPORATE GOVERNANCE

Our Board of Directors determined that each of Messrs. Mantia, Plante, Rieck and Vyas are independent under the rules of Nasdaq. Accordingly, our Board of Directors currently has a majority of independent Directors under the rules of Nasdaq. Our Board of Directors has determined that our independent Directors shall have regularly scheduled meetings at which only the independent Directors are present. Generally, the independent Directors meet separately at each regularly scheduled Board meeting.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee. Each Committee operates pursuant to a written charter adopted by the Board of Directors. The Audit Committee Charter, Compensation Committee Charter and the Nominating Committee Charter are available on the Company’s website at www.sigmatronintl.com by clicking on “Investors”. The Company believes that the composition of these committees meets the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the current listing standards of Nasdaq and the applicable SEC rules and regulations.

Audit Committee

The functions of the Audit Committee are to: (1) select and evaluate the performance of the independent accountants; (2) review the audits of the financial statements of the Company and the scope of the audit; (3) review with the independent accountants the corporate accounting and financial reporting practices and policies and recommend to whom reports should be submitted within the Company; (4) review with the independent accountants their final report; (5) review with the internal and independent accountants overall accounting and financial controls; (6) be available to the independent accountants and management for consultation purposes; and (7) oversee the Company’s compliance with the Foreign Corrupt Practices Act. The Audit Committee also reviews and evaluates the Company’s cybersecurity and other information technology controls and procedures, including the Company’s plans to mitigate cybersecurity risks and to respond to threats.

Messrs. Rieck (Chairman), Mantia and Plante are members of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee is independent under the rules of the SEC and the listing standards of Nasdaq and that Mr. Rieck qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Exchange Act.

Compensation Committee

The functions of the Compensation Committee are to: (1) review and recommend to the Board of Directors annual salaries and bonuses for all Executive Officers of the Company; (2) review and recommend to the Board of Directors compensation for the Directors; (3) review and recommend to the Board of Directors the terms and conditions of compensation policies, plans and benefit programs or changes thereto that relate to Executive Officers and Directors, excluding such plans that are available generally to all salaried employees; and (4) oversee the design and administration of the Company’s equity compensation and incentive plans. While the Chief Executive Officer of the Company may make recommendations regarding the salaries, compensation and terms and conditions of employment of Executive Officers, the Compensation Committee reviews any such recommendations independently and is responsible for making final recommendations to the full Board of Directors.

Messrs. Mantia (Chairman), Plante, and Vyas are members of the Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is independent under the listing standards of Nasdaq. The Compensation Committee has authority to select and hire outside consultants and shall have full access to the Human Resources Department or other Company employees to assist in the evaluation of Executive Officer compensation and may approve the fees and other retention terms of any consultants hired by the Compensation Committee. The Compensation Committee may also obtain advice and assistance from legal, accounting or other advisors selected by the Compensation Committee.

Nominating Committee

The functions of the Nominating Committee are to: (1) review and recommend to the Board of Directors the composition of the Board of Directors and a slate of nominees for each election of members to the Board of Directors; (2) review and recommend changes to the number, classification and term of Directors; (3) identify and recommend to the Board of Directors candidates to fill appointments to Board committees; (4) develop, assess and make recommendations to the Board of Directors concerning appropriate corporate governance policies; (5) identify and recommend to the Board of Directors candidates to fill a vacancy in the offices of Chief Executive Officer or President; (6) review nominations by stockholders in accordance with the nomination process and to establish the procedures by which stockholder candidates will be considered; and (7) oversee the conduct of annual reviews of Directors. The members of the Nominating Committee are Messrs. Vyas (Chairman), Mantia and Rieck. The Board of Directors has determined that each of the members of the Nominating Committee is independent under Nasdaq listing standards.

The Nominating Committee begins the process of identifying Director candidates by evaluating the current composition of the Board, the Company’s operating requirements, and the long-term interests of the Company’s stockholders. To fill a vacancy, the Nominating Committee would use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts all appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent Directors whose terms of office are set to expire, the Nominating Committee reviews such Directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships, transactions or circumstances that might impair such Directors’ independence or future service. The Nominating Committee meets to discuss and consider each candidate’s qualifications and then selects those it considers to be appropriate nominees by majority vote for recommendation to the Board. To date, the Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating Director candidates.

In evaluating and determining whether to recommend a person as a candidate for election as a Director, the Nominating Committee’s criteria reflects the requirements of the Nasdaq rules with respect to independence as well as the following factors: the needs of the Company with respect to the particular talents and experience of its Directors; personal and professional integrity of the candidate; the level of education and/or business experience of the candidate; broad-based business acumen of the candidate; the candidate’s level of understanding of the Company’s business and the electronic manufacturing services industry; the candidate’s abilities for strategic thinking and willingness to share ideas; and the Board of Directors’ need for diversity of experiences, expertise and background. The Nominating Committee will use these criteria to evaluate all potential nominees.

The Company does not have a diversity policy with respect to its Directors. However, in considering whether to recommend any Director nominee, including candidates recommended by stockholders, the Nominating Committee will consider the factors above, including the candidate’s diversity of experiences, expertise, ethnicity, gender, and background. The Nominating Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the Directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

The Company’s by-laws describe the notice requirements for any nomination made by a stockholder for a seat on the Board of Directors; the requirements are described in the section titled “Miscellaneous – Proposals of Stockholders” on page 28 of this proxy statement. The Nominating Committee will consider proposed nominees whose names are submitted to it by stockholders including if the nominations comply with the notice provisions of the Company’s by-laws. The Nominating Committee has not adopted a formal process to review candidates whose nominations comply with the by-laws because it believes that the Nominating Committee’s process for considering director nominees has been and remains adequate. The Nominating Committee intends to review periodically whether a formal process should be adopted.

Board Diversity

Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix as of September 3, 2024

Total Number of Directors:	7	(1)

Gender:	Male		Female	Non-Binary	Undisclosed
Directors:	3		1	—	3

Number of Directors who identify in any of the Categories Below:

African American or Black	—		—	—	—
Alaskan Native or American Indian	—		—	—	—
Asian	1		—	—	—
Hispanic or Latin	—		—	—	—
Native Hawaiian or Pacific Islander	—		—	—	—
White	2		1	—	—
Two or more races or ethnicities	—		—	—	—
Race undisclosed	—		—	—	3

(1)	Of our seven current directors, two (28.57%) identify as having at least one diversity characteristic (i.e. female, non-binary, LGBTQ+ or race or ethnicity other than white).

Board Meetings

The Board of Directors held 14 meetings either in person or by telephone conference during the fiscal year ended April 30, 2024. The Compensation Committee held 8 meetings in person or by telephone conference and the Audit Committee held 11 meetings in person or by telephone conference during the fiscal year 2024. The Nominating Committee held 2 meetings in person or by telephone conference during the fiscal year 2024. All Directors attended at least 75% of the meetings of the Board and each of the committees of which they were members. In fact, all Directors attended at least 90% of the meetings of the Board and each of the committees of which they were members. All but two Directors attended the Company’s 2023 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The Company believes that the service of Gary R. Fairhead as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. Mr. Fairhead possesses detailed and in-depth knowledge of the opportunities and challenges facing the Company and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes his role as Chairman of the Board and Chief Executive Officer promotes consistent leadership, engenders accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, and customers. The Company believes the Board’s administration of its risk oversight function to date has had a positive effect on the Board’s leadership structure.

Consistent with the Company’s corporate governance guidelines and because Mr. Fairhead is the Chairman of the Board as well as Chief Executive Officer, the Board has designated one of its members to serve as a Lead Independent Director. Dilip S. Vyas was appointed Lead Independent Director by all the Directors in September 2011, and he continues to serve in that role. Mr. Vyas’ responsibilities include the following:

•	to preside over executive sessions of the independent Directors;

•	to chair meetings of the Board of Directors in the absence of the Chairman of the Board;

•	to act as a liaison between the independent Directors and the Chairman of the Board;

•	to coordinate with the Chairman of the Board regarding meeting agendas and schedules;

•	to coordinate with the Chairman of the Board regarding information flow to the Board;

•	to be available for consultation and communication with stockholders, as appropriate; and

•	to call meetings of the independent Directors as appropriate.

The Company believes that it maintains strong corporate governance processes intended to ensure that its independent Directors will continue to effectively monitor management and provide leadership on key issues such as strategy, risk management, and integrity. The Board has primary responsibility for the oversight of risks to the Company and has assigned to its committees the oversight of risks applicable to their particular area. Each committee of the Board is comprised solely of independent Directors. Consequently, independent Directors oversee such critical matters as the integrity of financial statements; the compensation of Executive Officers, including the Chief Executive Officer; financial commitments for capital projects; the selection and evaluation of Directors and Executive Officers; the development and implementation of corporate governance programs; and the review of cybersecurity risk management policies. Each Board committee and the independent Directors as a group routinely have independent sessions without management present.

Management, the Company’s Corporate Counsel, and the Board of Directors discuss risks, both during and outside of Board meetings. These discussions identify Company risks, which are prioritized and assigned to the appropriate Board committee or the full Board for oversight. Internal control and financial and cybersecurity risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; Chief Executive Officer succession planning is overseen by the Nominating Committee and reviewed by the independent Directors; compliance risks are typically referred to the full Board; and matters arising under the Company’s Code of Conduct or Code of Ethics for Senior Financial Management are handled by the Audit Committee or Corporate Counsel. Management regularly reports on each risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board. The Company’s risk management program as a whole is reviewed annually at a meeting of the Board. At each regular quarterly Board meeting, the Company’s Vice President of Information Security and Director of IT Infrastructure and Security report to the directors on the Company’s information systems including any malicious activity experiences and vulnerabilities for potentially material cybersecurity threats and incidents. The Board typically sets aside a portion of its regular quarterly meetings to review in depth with management other areas of risk management on a rotating basis; examples of topics in the past fiscal year included the supply chain challenges and insurance. Additional review or reporting on Company risks is conducted as needed or as requested by the Board or one of its committees.

Stockholder Communications with the Board of Directors

Stockholders can contact the Board of Directors or any of the individual Directors by contacting: Miriam Leskovar Burkland, Corporate Counsel, Howard & Howard Attorneys PLLC, by regular mail at 200 South Michigan Avenue, Suite 1100, Chicago, IL 60604. Inquiries will be reviewed, sorted, and summarized by the Corporate Counsel before they will be forwarded to the Board of Directors or to an individual Director.

COMPENSATION OF DIRECTORS

Pursuant to the Company’s non-employee director compensation program, the Company paid non-employee Directors $5,250 per month from May 2023 through September 2023. On September 1, 2023, the Compensation Committee recommended, and the Board of Directors approved, an increase of the monthly retainer amount paid to non-employee directors to $5,500 per month, effective October 2023. In addition, pursuant to the non-employee director compensation program, the Chairmen of the Audit and Compensation Committees are entitled to be paid an additional $450 and $175 per month, respectively, for such services. The Lead Independent Director is also entitled to an additional $180 per month for such services. In accordance with Company policy, directors who are also employees of the Company do not receive the remuneration described in this paragraph. In addition, non-employee Directors are awarded restricted stock pursuant to the 2021 Non-Employee Director Restricted Stock Plan (the “Director Plan”).

DIRECTOR COMPENSATION TABLE

The following table summarizes the annual compensation for our non-employee directors during our fiscal year ended April 30, 2024, pursuant to our non-employee director compensation policy.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Bruce J. Mantia	66,850	15,350	82,200
Paul J. Plante	64,750	15,350	80,100
Thomas W. Rieck	70,150	15,350	85,500
Dilip S. Vyas	66,910	15,350	82,260
Linda K. Frauendorfer	64,750	15,350	80,100

(1)

On October 2, 2023, the Company granted 5,000 shares to each non-employee Director pursuant to the Director Plan. A total of 25,000 restricted shares were granted which vested six months from the date of grant.

(2)

Represents the aggregate grant date fair value of stock awards granted on October 2, 2023, computed in accordance with FASB ASC Topic 718. The aggregate number of shares of common stock of the Company granted pursuant to the Director Plan for each non-employee Director was as follows: Mr. Mantia, 5,000 shares; Mr. Plante, 5,000 shares; Mr. Rieck, 5,000 shares; Mr. Vyas, 5,000 shares; Ms. Frauendorfer 5,000 shares.

CODE OF ETHICS

The Company has adopted a Code of Ethics for Senior Financial Management (the “Code”). The Code applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and other employees of the Company performing similar senior financial management functions. The Code is available on the “Investors” page on the Company’s website at www.sigmatronintl.com. The Company intends to post any amendments to or waivers under the Code to its website. Upon written request, the Company will provide a copy of the Code free of charge. Requests should be directed to the Company at 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Attention: James J. Reiman, Secretary.

HOLDINGS OF STOCKHOLDERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of common stock as of September 3, 2024 by (i) each Director of the Company and each nominee, (ii) each Named Executive Officer of the Company, (iii) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known by the Company to own beneficially more than 5% of the outstanding common stock, and (iv) all Directors and Executive Officers as a group. The address of Directors and Named Executive Officers is c/o SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007.

Beneficial Ownership

Name	Number of Shares (1)	Percent
Beneficial Owners of more than 5% of the outstanding Capital Stock
Peter J. Abrahamson (2)	592,000	9.7%
Cyrus Tang Foundation (3)	226,885	3.7%
Tang Foundation for the Research of Traditional Chinese Medicine (3)	93,875	1.5%

Directors, Nominees and Named Executive Officers
Gary R. Fairhead (4)	190,217	3.1%
John P. Sheehan (4)	97,916	1.6%
James Reiman	46,350	*
Gregory A. Fairhead (4)	56,250	*
Rajesh B. Upadhyaya (4)	45,600	*
Hom-Ming Chang (4)	51,250	*
Thomas W. Rieck (5)	42,000	*
Bruce J. Mantia	36,500	*
Dilip S. Vyas	32,000	*
Linda K. Frauendorfer	21,667	*
Paul J. Plante	32,000	*
All Directors and Executive Officers as a group (11 persons) (6)	703,000	10.7%

*	Less than 1 percent.

(1)

Unless otherwise indicated in the footnotes to this table, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of common stock reflected in this table. As of September 3, 2024, 6,119,288 shares were outstanding, not including certain options held by various Directors and Officers as noted in subsequent footnotes. This table is based on information supplied by the Company’s Executive Officers, Directors, and principal stockholders and by Schedules 13D, 13G and Section 16 filings made with the Securities and Exchange Commission (“SEC”).

(2)

Number of shares owned by Peter J. Abrahamson is based on the number reported in Amendment No. 5 to Schedule 13G filed with the SEC on February 2, 2024. The principal business address for Peter J. Abrahamson is 24156 North Coventry Lane, Lake Barrington, IL 60010.

(3)

The Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine are not-for-profit foundations. The entities’ combined ownership represents approximately 5.2% of the outstanding common stock. Based upon a Schedule 13D/A filed with the SEC on October 11, 2012, each respective entity holds sole voting power and sole investment power with respect to all the shares such entity indicated it owned. The principal business address for Cyrus Tang Foundation and Tang Foundation for the Research of Traditional Chinese Medicine is 8960 Spanish Ridge Avenue, Las Vegas NV 89148.

(4)

The number included shares issuable upon the exercise of currently exercisable stock options granted to Gary R. Fairhead 96,914; John P. Sheehan 71,350; James Reiman 38,850; Gregory A. Fairhead 56,250; Rajesh B. Upadhyaya 45,600; and Hom-Ming Chang 51,250.

(5)

In addition to the number of shares set forth on the Beneficial Ownership table, Mr. Rieck is a member of a family investment company, which owns 10,500 shares of the Company’s common stock as of September 3, 2024. Mr. Rieck abstains from all or has no voting and investment decisions with respect to, such shares.

(6)	Includes 406,238 shares issuable upon exercise of currently exercisable stock options.

SUMMARY COMPENSATION TABLE

The individuals listed in the following table are referred to as our “Named Executive Officers” throughout this Proxy Statement. The following table sets forth a summary of all compensation paid by the Company for its fiscal years ended April 30, 2024, and 2023 to the Company’s Named Executive Officers:

Name and Principal Position		Salary ($)		Bonus ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Gary R. Fairhead	2024	350,000	(1)	—	—		6,486	(3)	356,486
Chief Executive Officer	2023	347,692	(1)	172,000	—		4,615	(3)	524,307
John P. Sheehan	2024	340,472		—	67,800	(2)	2,000	(3)	410,272
President	2023	276,923		160,000	—		2,000	(3)	438,923
Rajesh B. Upadhyaya	2024	319,837		—	67,800	(2)	12,552	(3)	400,189
Executive Vice President,	2023	306,077		160,000	—		25,193	(3)	491,270
West Coast Operations

(1)

Although Gary R. Fairhead served as a Director in fiscal years 2024 and 2023, he did not receive any compensation for serving in such capacity as it is Company policy to compensate only non-employee Directors.

(2)

Represents the grant date fair value of stock options granted during fiscal year 2024 computed in accordance with FASB ASC Topic 718. For additional detail on the valuation assumptions regarding these option awards, see Note O to the Company’s financial statements for fiscal year 2024, which are included in the Company’s Annual Report on Form 10-K for fiscal year 2024 filed with the SEC.

(3)	Includes match and contributions to the Company’s 401(k) plan made by the Company and compensation for unused vacation.

EXECUTIVE COMPENSATION

The Employee Bonus Plan

On November 16, 2023, the Board of Directors adopted the SigmaTron International, Inc. Employee Bonus Plan for Fiscal Year 2024 (“Employee Plan”) applicable to all U.S. payroll non-union employees of the Company (“Employee Participants”), all full-time employees of the Company with a corporate position of vice president or higher (“Officers”) and all employees designated by the Company as an executive officer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (“Executive Officers”).

The stated purpose of the Employee Plan is to align stockholder, employee, and officer objectives, to motivate employees of the Company and to increase stockholder value. The Employee Plan is administered and interpreted by the Board and, in its entirety, is subject to amendment, suspension or termination by the Board.

The Employee Plan provided for a Bonus Pool that would be calculated as a percentage of Pre-Tax Income (as defined in the Employee Plan) pursuant to the scale set forth in the Employee Plan. Pursuant to the Employee Plan, the Company’s Chief Executive Officer would submit to the Compensation Committee a recommendation (i) of target objectives for each Executive Officer and (ii) for a specified percentage or dollar allocation of the Bonus Pool for each Executive Officer and Officer, individually, and all of the Employee Participants, in the aggregate. The Compensation Committee would then review such submissions for recommendation to the Board. Awards to Executive Officers under the Employee Plan would be based, in part, on the Executive Officer achieving the Executive Officer’s specified target objectives and, in any event, would be subject to the sole discretion of the Board and contingent upon the Company’s compliance with its covenants under its credit facilities. However, because the Company had a pre-tax loss for fiscal year 2024, no bonuses were earned by the Executive Officers under the Employee Plan for fiscal year 2024.

Termination of Employment and Change in Control Plan

The Company adopted an Amended and Restated Change in Control Severance Payment Plan in March 2014 (as amended, the “CIC Plan”), which covers Named Executive Officers and certain other Officers of the Company (each a “CIC Participant”). Under the terms of the CIC Plan, each CIC Participant is entitled to the payment of severance pay in the event such CIC Participant’s employment with the Company is involuntarily terminated within twenty-four months of a “change in control” of the Company, as defined in the CIC Plan. The amount of severance pay to which a CIC Participant may be entitled under the CIC Plan is a function of the CIC Participant’s average W-2 income (excluding taxable earnings attributable to the exercise of stock options) paid by the Company to such CIC Participant for five calendar years ending immediately prior to the change in control.

In general, for purposes of the CIC Plan, a change in control will be deemed to have occurred when (a) the acquisition by an entity, person or group of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of more than 20% in the aggregate of the outstanding capital stock of the Company entitled to vote for the election of directors, (b) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are directors of the Company before the transaction shall cease to constitute a majority of the board or the board of directors of any successor to the Company, (c) the Company becomes a party to a merger, consolidation or share exchange in which either (i) the Company will not be the surviving company or (ii) the Company will be the surviving company and any outstanding shares of common stock of the Company will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities or cash or other property (excluding payments made solely for fractional shares), (d) more than 50% of the assets and business of the Company are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities, or (e) all or substantially all of the assets and business of a CIC Participant’s operation are sold, transferred or assigned to, or otherwise acquired by, any other unrelated entity or entities (“Change in Control”). In general, a CIC Participant’s employment will be deemed to have been involuntarily terminated under the CIC Plan in the event of such employee’s termination by the Company for a reason other than (w) for cause (as defined in the Plan), (x) death, (y) disability, or (z) that employee’s voluntary retirement or resignation except on account of the reasons set forth in the CIC Plan (which in general would result in a constructive discharge).

The CIC Plan provides for automatic reduction of the amounts to be paid out under the CIC Plan in the event such amounts would constitute “parachute payments” under the Internal Revenue Code. Disputes concerning the CIC Plan and benefits under the CIC Plan are subject to arbitration.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table sets forth certain information with respect to each Named Executive Officer of the Company concerning any unexercised options held as of the end of fiscal year 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Gary R. Fairhead	30,000	—	6.45	07/31/25	(1)
	17,914	—	3.20	12/10/28	(2)
	4,000	—	4.28	11/19/29	(3)
	15,000	—	4.83	07/15/31	(4)
	30,000	10,000	6.66	04/28/32	(5)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John P. Sheehan	20,000	—	$6.45	07/31/25	(1)
	8,000	—	$3.20	12/10/28	(2)
	4,000	—	$4.28	11/19/29	(3)
	8,000	—	$4.83	07/15/31	(4)
	11,250	3,750	$6.66	04/28/32	(5)
	20,100	9,900	$3.42	07/17/33	(6)
Rajesh B. Upadhyaya	10,500	—	4.83	07/15/31	(4)
	15,000	5,000	6.66	04/28/32	(5)
	20,100	9,900	3.42	07/17/33	(6)

(1)	Vesting date was August 1, 2015

(2)	Vesting date was December 11, 2018

(3)	Vesting date was November 20, 2019

(4)	Vesting date was July 16, 2021

(5)	Vesting schedule: 25% on April 29, 2022, and 25% per year for the next three years.

(6)	Vesting schedule: 33% on July 18, 2023, and 33% per year for the next two years.

EQUITY COMPENSATION PLANS

The following table summarizes information with respect to the Company’s compensation plans under which the Company’s equity securities are authorized for issuance as of April 30, 2024:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options warrants and rights $	Number of securities remaining available for future issuance (excluding securities in column (a)
Equity Compensation Plans Approved by Stockholders:

Employee plans:
1993	125,000	6.45	—
2004	129,914	4.83	12,813
2011	19,400	3.20	11,650
2019	136,767	4.56	—
2021	384,500	5.04	15,500

Total	795,331		39,963

EQUITY AWARDS GRANTED IN FISCAL YEAR 2024

	Number of Options Awards	Grant Date	Fair Value of Option Awards $
John Sheehan	30,000	07/18/2023	67,800
Rajesh B. Upadhyaya	30,000	07/18/2023	67,800

DEFINED CONTRIBUTION PLAN

The Company has established a tax-qualified defined contribution 401(k) retirement plan for U.S. employees, which includes our Named Executive Officers. The 401(k) Plan provides for Company matching up to 25% of 5% of the employees’ wages and is limited to $2,000 per year.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation and Company performance for the years listed below. As a smaller reporting company, we are permitted and have elected to provide scaled pay versus performance disclosure.

The following table summarizes the total Compensation Actually Paid to our “PEO” (or principal executive officer) and our “Non-PEO NEOs” (or non-PEO named executive officers), versus the performance of the Company for the fiscal years ended April 30, 2024, April 30, 2023 and April 30, 2022. The amounts below shown for Compensation Actually Paid have been calculated in accordance with SEC rules, do not represent the value of cash and equity awards received by our PEO and Non-PEO NEOs during the years and differ from compensation actually earned, realized or received by the individuals.

The calculation of Compensation Actually Paid begins with the information provided in the Summary Compensation Table for the individual (see page 16) and is adjusted as required by Item 402(v) of Regulation S-K, as noted in the footnotes below.

Fiscal Year	Summary Compensation Table Total for PEO ($) (1)		Compensation Actually Paid to PEO ($) (1)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (2)		Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial $100 Investment Based on Total Shareholder Return $	Net Income (Loss) $
2024	356,485	(3)	74,232	405,231	(4)	337,205	182.76	(2,486,157)
2023	524,307	(5)	451,883	447,134	(6)	400,371	34.83	(20,575,385)
2022	753,380	(7)	939,557	498,168	(8)	625,182	130.33	9,864,168

(1)	The PEO listed in the table for all years presented is Gary R. Fairhead, Chief Executive Officer.

(2)

The Non-PEO NEOs listed in the table for fiscal year 2024 include John P. Sheehan and Rajesh B. Upadhyaya. The Non-PEO NEOs listed in the table for fiscal year 2023 include Rajesh B. Upadhyaya and Gregory A. Fairhead. The Non-PEO NEOs listed in the table for fiscal year 2022 include Rajesh B. Upadhyaya and James E. Barnes.

(3)

The calculation of Compensation Actually Paid includes the following adjustments: an addition of increase in the fair market value at the end of the year from the prior year for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $19,400; subtraction of decrease in fair market value at the vesting date from the prior year end for Option Awards granted in prior fiscal years, $301,653.

(4)

The calculation of Compensation Actually Paid includes the following adjustments: an addition of increase in the fair market value at the end of the year from the prior year for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $16,975; subtraction of decrease in fair market value at the vesting date from the prior year end for Option Awards granted in prior fiscal years, $263,630; a subtraction of $135,600 for options granted in the current year; an addition of increase in fair market value at the vesting date from the prior year for Option Awards granted in the current year, $67,716; and an addition of increase in the fair market value for Option Awards granted in the current year that are unvested ,178,488.

(5)

The calculation of Compensation Actually Paid includes the following adjustments: subtraction of decrease in the fair market value at the end of the year from the prior year for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $88,600; addition of increase in fair market value at the vesting date from the prior year end for Option Awards granted in prior fiscal years, $16,176.

(6)

The calculation of Compensation Actually Paid includes the following adjustments: subtraction of decrease in the fair market value at the end of the year from the prior year for Option Awards granted in prior years that are outstanding and unvested as of the end of the year, $73,725; subtraction of decrease in fair market value at the vesting date from the prior year end for Option Awards granted in prior fiscal years, $19,800.

(7)

The calculation of the Compensation Actually Paid includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, $202,150; addition of the year end value for Option Awards granted during the year that are outstanding and unvested as of the end of the year $201,900; addition of increase in fair market value at the vesting date from the prior year for Option Awards granted in the current year, $189,150; subtraction of decrease in the fair market value at the vesting date from the prior year end for Option Awards grant in the previous fiscal years, $2,724.

(8)

The calculation of the Compensation Actually Paid includes the following adjustments: subtraction for values reported in the Option Awards column of the Summary Compensation table, $272,835; addition of the year end value for Option Awards granted during the year that are outstanding and unvested as of the end of the year $277,613; addition of increase in fair market value at the vesting date from the prior year for Option Awards granted in the current year, $193,202; addition of increase in the fair market value at the vesting date from the prior year end for Option Awards grant in the previous fiscal years, $56,050.

Analysis of the Information Presented in the Pay Versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Net Income

The chart below reflects Compensation Actually Paid for our PEO and the average Compensation Actually Paid for our Non-PEO NEOs, as compared to the Company’s net income, over the three years presented in the table.

Compensation Actually Paid versus Net Income Fiscal Years 2022, 2023 and 2024

Compensation Actually Paid and Cumulative TSR

The chart below reflects Compensation Actually Paid for our PEO and the average Compensation Actually Paid for our Non-PEO NEOs, as compared to the Company’s cumulative total stockholder return, or TSR, over the three years presented in the table.

Compensation Actually Paid versus TSR Fiscal Years 2022, 2023 and 2024

Compensation Actually Paid vs. Indexed Total Shareholder Return
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Compensation Actually Paid
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
-
Indexed Total Shareholder Return
939,557
130.33
625,182
451,884
400,371
34.83
74,232
337,205
182.76
2022
2023
2024
Compensation Actually Paid to PEO ($)
Average Compensation Actually Paid to Non-PEO NEOs ($)
Total Shareholder Return (Indexed to $100)

Information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

2. PROPOSAL TO RATIFY SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

The second proposal on the agenda for the Meeting is stockholder ratification of appointment of the firm of BDO USA, P.C. as the independent registered public accounting firm of the Company for fiscal year 2025. Representatives of that firm are expected to be present at the Meeting, have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. BDO USA, P.C. was appointed by the Audit Committee as the independent registered public accountants for fiscal year 2025.

The ratification of the selection of auditors requires an affirmative vote by a majority of the votes cast by stockholders present at the Meeting in person or by proxy and entitled to vote at the Meeting. Abstentions and Broker Non-Votes will have no effect on this proposal.

The Board of Directors recommends that you vote in favor of ratification of the selection of BDO USA, P.C. as the Company’s registered public accountants for the fiscal year ending April 30, 2025.

AUDIT FEES AND AUDIT RELATED FEES

During fiscal years 2024 and 2023, the Company retained BDO USA, P.C. as its auditor to provide services as defined below. The following amounts were charged by BDO USA, P.C. for services provided in fiscal years 2024 and 2023.

	2024	2023
Audit Fees (1)	$637,825	$631,267

(1)	Fees for audit services billed in 2024 and 2023 consisted of the audit of the Company’s annual financial statements and reviews of quarterly financial statements.

There were no other fees charged by BDO USA, P.C. in fiscal years 2024 and 2023.

As described in the Audit Committee Charter, it is the Audit Committee’s policy and procedure to review, consider, and ultimately pre-approve, where appropriate, all audit and non-audit engagement services to be performed by the registered public accountants. The Audit Committee pre-approved all of the services associated with the fees described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent public accounting firm (the “Auditors”) the matters to be discussed with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee has received disclosures and the letter from the Auditors required by the PCAOB regarding the Auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed the Auditor’s independence with the Auditors. The Audit Committee also has reviewed with the Company’s information technology leadership specific cybersecurity issues that could affect the adequacy of the Company’s internal and disclosure controls.

Based on the review and discussions referred to herein, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

This report is submitted by the members of the Committee.

Thomas W. Rieck (Chairman)

Bruce J. Mantia

Paul J. Plante

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no reportable related party transactions.

3. ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

(“SAY-ON-PAY PROPOSAL”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Exchange Act, the third proposal on the agenda for the Meeting is stockholder approval, on an advisory, non-binding basis, of the compensation of the Company’s Named Executive Officers (“Say-on-Pay Proposal”). This Say-on-Pay Proposal gives stockholders the opportunity to express their views on the Company’s compensation of its Named Executive Officers disclosed in the executive compensation tables and Executive Compensation Section of this Proxy Statement. This stockholder vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers. The timing of future stockholder votes on compensation for the Company’s Named Executive Officers will be determined by the Board of Directors but will occur no less frequently than every three years.

The Company’s compensation programs for Executive Officers are designed to attract, motivate, and retain talented executives who are critical to the success of the Company. The Compensation Committee reviews and recommends to the Board of Directors compensation paid or awarded to the Company’s Executive Officers. The Company is requesting its stockholders to indicate their support for compensation of its Named Executive Officers by approving the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the executive compensation tables and related narrative discussion set forth in the Company’s 2024 Annual Meeting Proxy Statement.”

Assuming that a quorum is present, the non-binding, advisory resolution requires an affirmative vote by a majority of the votes cast by stockholders present at the Meeting in person or by proxy and entitled to vote at the Meeting. Abstentions and Broker Non-Votes will have no effect on this proposal.

Because your vote is advisory, it will not be binding upon the Board of Directors and may not be construed as overruling a decision or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Board of Directors values the opinions of the Company’s stockholders and will consider the outcome of the vote when reviewing and recommending future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote “For” the resolution approving the Company’s compensation of its Named Executive Officers.

4. ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY

VOTE ON THE SAY-ON-PAY PROPOSAL1

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, the fourth proposal on the agenda for the Meeting is stockholder recommendation, on an advisory, non-binding basis, regarding the frequency of holding stockholder advisory votes on the Say-on-Pay Proposal. In particular, the stockholders are being asked to vote on whether a Say-on-Pay Proposal advisory vote of stockholders should occur every year, every two years, or every three years or to abstain. The Board of Directors will seek this vote in future years no less frequently than once every six calendar years.

As a result of the advisory vote of the stockholders at the 2023 Annual Stockholders Meeting, the Board of Directors decided to hold at the Meeting, an advisory stockholder vote on the compensation of the Company’s Named Executive Officers. The Board of Directors believes that an advisory stockholder vote every three years on the Say-on-Pay Proposal would be most appropriate for the Company. This would give Company’s stockholders sufficient opportunity to react to emerging trends in executive compensation. In addition, a triennial vote would provide the Compensation Committee and Board of Directors the time to thoughtfully evaluate stockholder reactions and implement any necessary changes to the executive compensation program and compensation decisions. The Company is requesting its stockholders to provide an advisory vote on the following resolution:

“RESOLVED, that the stockholders of SigmaTron International, Inc. advise the Company to include a non-binding, advisory vote on the compensation of the Company’s Named Executive Officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every:

•	one year;

•	two years; or

•	three years.”

Assuming that a quorum is present, the non-binding, advisory recommendation of the stockholders for the frequency of holding future advisory votes on executive compensation will be that choice which receives a majority of votes cast by stockholders present at the Meeting and entitled to vote; however, if none of the options receives a majority vote, then the Company will consider that the stockholders have recommended the option (1, 2 or 3 years) that receives the greatest number of votes cast. Abstentions and Broker Non-Votes will have no effect on this proposal.

Because your vote is advisory, it will not be binding on the Board of Directors and may not be construed as overruling a decision by or creating or implying any change to the fiduciary duties of the Board of Directors. However, the Compensation Committee and the Board of Directors value stockholder opinions and will consider the voting results when determining the frequency of future advisory stockholder votes on executive compensation.

The Board of Directors unanimously recommends that stockholders select “three years” on the proposal recommending the frequency of advisory stockholder votes on executive compensation.

MISCELLANEOUS

The Company’s 2024 Annual Report to Stockholders is being mailed to stockholders contemporaneously with this Proxy Statement.

Proposals of Stockholders

In accordance with the rules of the Securities and Exchange Commission, any proposal of a stockholder intended to be presented at the Company’s 2025 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than June 24, 2025 and before July 24, 2025, in order for the proposal to be considered for inclusion in the Company’s notice of meeting, proxy statement and proxy relating to the 2025 Annual Meeting.

Stockholders may make nominations and propose other business that are proper subjects for consideration at an annual meeting of stockholders, even if the proposal is not submitted by the deadline for inclusion in the proxy statement in accordance with the rules of the Securities and Exchange Commission, subject to the requirements of the Company’s by-laws. A stockholder making a nomination for a person for election to the Board of Directors at an annual meeting of stockholders or proposing other proper business for consideration at an annual meeting of stockholders, in either case, under the Company’s by-laws must be a stockholder of record of the Company at the time such stockholder makes a nomination or proposes other proper business, must be entitled to vote at the annual meeting and must otherwise comply with the notice procedures specified by the Company’s by-laws. The notice specified in the Company’s by-laws for annual meetings must be delivered to, or mailed to and received by, the Secretary of the Company no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided that if the date of the relevant annual meeting is more than 30 days before or more than 70 days after such anniversary date, a stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the relevant annual meeting and not later than the close of business on the later of the 90th day prior to the relevant annual meeting or the 10th day following the day on which the Company first publicly announced the date of the relevant annual meeting. Any nomination or proposal of other business that does not comply with the requirements of the Company’s by-laws will be disregarded notwithstanding that proxies in respect of such nominee or business may have been received by the Company.

Stockholders providing notice to the Company under the Securities and Exchange Commission’s Rule 14a-19 who intend to solicit proxies in support of nominees submitted under the notice provision of the Company’s by-laws for the 2025 Annual Meeting must comply with the advance notice deadline set forth above, the requirements of the Company’s by-laws and the additional requirements of Rule 14a-19(b).

Householding

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to stockholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: SigmaTron International, Inc., 2201 Landmeier Road, Elk Grove Village, Illinois 60007, Telephone: (800) 700-9095. If you want to receive separate copies of our corporate communications to stockholders such as proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact the Company at the above address and phone number.

By order of the Board of Directors

James J. Reiman

Secretary

Dated: September 20, 2024

SIGMATRON INTERNATIONAL, INC.

2201 LANDMEIER ROAD

ELK GROVE VILLAGE, IL 60007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Fairhead, James J. Reiman and Miriam Leskovar Burkland, and each of them, with full power of substitution, as attorneys and proxies to represent and vote all shares of common stock held by the undersigned at the 2024 Annual Meeting of Stockholders of SIGMATRON INTERNATIONAL, INC., a Delaware corporation (the “Company”), to be held at the Company’s offices at 2201 Landmeier Road, Elk Grove Village, Illinois at 10:00 a.m. local time, on Tuesday, October 22, 2024 or at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Meeting in the manner provided on the reverse side hereof.

The undersigned hereby revokes any proxy previously submitted by the undersigned with respect to the 2024 Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SIGMATRON INTERNATIONAL, INC.

October 22, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 22, 2024

The Notice of Meeting, proxy statement and proxy card are available at www.sigmatronintl.com

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,

“FOR” PROPOSALS 2, 3 AND 5 AND FOR “3 YEARS” FOR PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. Election of two Class III Directors:		2. PROPOSAL TO RATIFY THE SELECTION OF BDO USA, P.C. AS REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2025	☐	☐	☐
NAMES OF NOMINEES: ☐ FOR ALL NOMINEES Linda K. Frauendorfer ☐ WITHHOLD AUTHORITY Bruce J. Mantia FOR ALL NOMINEES John P. Sheehan ☐ FOR ALL EXCEPT (See instructions below)		3. PROPOSAL TO PROVIDE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. (advisory only)	☐	☐	☐
		1 year	2 years	3 years	ABSTAIN
		4. RECOMMENDATION REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION. (advisory only) ☐	☐	☐	☐
			FOR	AGAINST	ABSTAIN
		5. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (which the Board of Directors does not know of prior to September 20, 2024).	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF BDO USA, P.C. AS REGISTERED PUBLIC ACCOUNTANTS, FOR PROPOSAL 3, FOR THREE YEARS FOR PROPOSAL 4 AND WILL CONFER THE AUTHORITY IN PARAGRAPH 5.

Receipt is hereby acknowledged of the Notice of the Meeting and Proxy Statement dated September 20, 2024 as well as a copy of the 2024 Annual Report to Stockholders.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and Indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.